MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation March 2016 Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q4 2015 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX

COMPANY TIMELINE NASDAQ : MNTX MARCH 2002 Manitowoc (NYSE:MTW) acquires Grove JANUARY 2003 Manitowoc divests Manitex December: Divests Load King Trailers

COMPETITIVE POSITIONING Core Competency Strong brand history Acknowledged product development record International dealers enable us to follow demand Focused on specialized equipment and niche end-markets Products Niche markets Broad end-user base Highly customized/specialized; will configure-to-order Parts and service an important part of business model Superior ROI Lower capital commitment for a boom truck vs. competitors’ custom cranes of similar lifting capacity Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity NASDAQ : MNTX

CORPORATE AND FINANCIAL OBJECTIVES 2015-2018 Cost reductions through sourcing and operating efficiency initiatives $5 million in expense reductions implemented in 2015 (target was $4 million); $15 million in additional expense reductions to be implemented through 2018 Balance sheet improvement and debt reduction through internal cash flows and non-strategic asset sales Resource allocation to expand sales, improve margins, enhance ROI profile Expand PM Crane distribution in N. America Re-activate ASV dealer network in N. America Cross-sell Manitex cranes internationally Divest lower-margin product groups that have higher strategic value elsewhere Seeking to surpass $500M in revenues with 10% EBITDA margins with economic recovery and continued execution NASDAQ : MNTX

DEBT AND LIQUIDITY Repayments of term debt of $8.3m in Q4-2015 and $20.2m year to date Cash plus availability, based on collateral, under working capital lines equals $36.9m Cash provided by operating activities in 3 months ended 12/31/2015 was $3.3m and is $25.3m for 2015, adjusting for ASV conversion tax pmt. Dec 31, 2015 Dec 31, 2014 Total Cash $8,578 $4,368 Total Debt 175,868 110,510 Total Equity 130,300 128,006 Net capitalization 297,590 234,148 Net debt / capitalization 56.2% 45.3% Adjusted EBITDA (12 months) $25,775 $22,018 Adjusted EBITDA % of sales 6.7% 8.9% NASDAQ : MNTX

INVESTING IN THE CYCLE- MNTX NASDAQ : MNTX (in millions) Share price currently at 2007 levels despite significantly higher EV and EBITDA potential

Valuation – Equity Holders to Benefit as we move debt to equity NASDAQ : MNTX EBITDA/Adjusted EBITDA EV Net Debt Implied Implied Share Price (@ 10x multiple) Equity 26 260 167 93 $ 5.81 26 260 117 143 $ 8.94 30 300 117 183 $ 11.44 30 300 95 205 $ 12.81 35 350 95 255 $ 15.94 35 350 85 265 $ 16.56 40 400 85 315 $ 19.69 ($, Millions)

THE KNUCKLE BOOM MARKET $2.3 Billion Globally (Management Estimates) North American Knuckleboom market is growing Large Market of $2.3 BN is roughly 2X the size of the straight-mast boom truck market (global) PM has a geographically diverse customer base with 70% of its business outside Europe Opportunity to increase PM Group’s No. American market presence through Manitex’s distribution network $400 North America Knuckleboom Market Worldwide Sales (US$, millions) Western Europe Eastern Europe North America South America Rest of World $13 North America $24 PM Group TTM Revenues (US$, millions) NASDAQ : MNTX $15 Principal Industry Participants

LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST



We are focused on the most attractive, highest margin part of the market

Boom Truck Crane Tonnage Distribution Market vs Manitex



Market Overview
7%
34%
20%
16%
23%
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
Manitex Market Position
16%
18%
26%
40%

- Principal products: boom truck cranes that vary in height & tonnage capacity
- Smaller tonnage cranes (<30 tons) more focused on general/light construction markets; larger cranes (30+ tons) focus on power line construction/maintenance, heavy construction and energy
- Boom truck cranes typically less expensive than rough terrain and all terrain cranes

- Broader market: ~50/50 split between lower capacity and higher capacity crane shipments; ~2/3 of Manitex shipments have been in larger tonnage
- Focus on being a niche player allows specialization tailored towards customers' needs
- Production distribution skewed toward larger tonnage machines
- First to launch 50-ton crane (May 2007)
- Launching ongoing enhancements to heavy tonnage product line (TC-300, 400, 450 & 500)

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REPLACEMENTS PARTS&SERVICE Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year (ASV is approx. 25%) Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operations NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW March 2016 *Results may contain adjustments, please see reconciliation to GAAP on Slide 21 and other Manitex source disclosure and SEC filings.

FINANCIAL SUMMARY SNAPSHOT Key Statistics $000, except % 2015* 2014* 2013 2012 2011 Revenues 386,737 $247,164 $245,072 $205,249 $142,291 Gross Margin (%) 18.0% 19.2% 19.0% 19.7% 20.6% Adjusted EBITDA** $25,775 $22,018 $21,483 $17,957 $11,120 Adj. EBITDA Margin (%)** 6.7% 8.9% 8.8% 8.7% 7.8% Adjusted Net income** 612* $9,825* $10,178 $8,077 $2,780 Backlog 82,522 $98,158 $77,281 $130,352 $83,700 *Restated for divestiture of Load King 12/2015 **2014 Results exclude $1.7M in after-tax acquisition and other costs--see reconciliation of non-GAAP items in SEC filings via forms 8k, 10q, and 10k at www.sec.gov Stock Price (3/9/16) $ 5.62/share Market Cap (3/9/16) $ 91 M Total Ent. Value (3/9/16) $ 258 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (12/31/15) 16.0 M Diluted Shares (12/31/15) 16.0 M Total Debt (12/31/15) $ 176 M Capitalization NASDAQ : MNTX

SUMMARY BALANCE SHEET 31-Dec-15* 31-Dec-14* 31-Dec-13 31-Dec-12 Current Assets $202,700 $173,857 $121,798 $104,777 Fixed Assets 41,985 25,788 11,143 10,297 Other Long-Term Assets 161,973 117,511 49,673 36,430 Total Assets $406,658 $317,156 $182,614 $151,504 Current Liabilities $120,036 $87,961 $47,930 $43,351 Long-Term Liabilities 156,322 101,189 49,693 48,620 Total Liabilities 276,358 189,150 97,623 91,971 Shareholders’ Equity 130,300 128,006 84,991 59,533 Total Liabilities & Shareholders’ Equity $406,658 $317,156 $182,614 $151,504 NASDAQ : MNTX *Restated to reflect divestiture of Load King 12/2015

WORKING CAPITAL Operating working capital improved % to LQS Working capital ratios now reflect higher proportion of international activity Current ratio would be 2.0 at Dec 31, 2015 adjusting for PM working capital facilities of $16.1m that are transactional and therefore current, (compared to N. American term lines of credit that are long term) Dec 31, 2015 Dec 31, 2014 Working Capital $82,664 $85,896 Days sales outstanding (DSO) 62 86 Days payable outstanding (DPO) 72 62 Inventory turns 2.6 2.2 Current ratio 1.7 2.0 Operating working capital 120,520 115,065 Operating working capital % of annualized LQS 32.2% 46.2% NASDAQ : MNTX

DEBT AND LIQUIDITY As of December 31, 2015 ($Millions) PM ASV Manitex CVS Total Change Q 4 2015 Working capital facilities 16.1 12.4 39.5 68.0 (10.1) Bank Term debt 33.0 38.0 2.2 73.2 (8.3) Capital leases 6.8* 6.8 (0.1) Convertible notes 21.2 21.2 0.1 Other acquisition notes 6.7 6.7 (1.3) TOTALS: 49.1 50.4 76.4 175.9 (19.7) Note: Non-recourse to Manitex International Inc. 49.1 50.4 7.9 107.4 Availability on working capital lines plus cash 36.9 NASDAQ : MNTX*Capital leases increased $3.6m in Q3-2015 from renewal & extension of Georgetown, TX facility lease

*NON-GAAP RECONCILIATIONS- Net Income from Continuing Ops NASDAQ : MNTX   Three Months Ended Twelve Months Ended   December 31, 2015 December 31, 2014 December 31, 2015 December 31, 2014 Net (loss) income from continuing operations ($4,303) $546 ($3,984) $8,102 Net (income) loss attributable to noncontrolling interest   447   136   (48)   136 Net income (loss) from continuing operations attributable to Manitex shareholders   ($3,856)   $682   ($4,032)   $8,238 Pre – tax acquisition transaction related, restructuring and related and Foreign Exchange and other expense adjustments 2,532 2,517 5,940 2,517 Tax effect based on effective tax rate 390 (773) (845) (773) Change in net income attributable to noncontrolling interest   -   (157)   (451)   (157) Adjusted Net Income from continuing operations attributable to Manitex shareholders   ($1,714)   $2,269   $612   $9,825 Weighted average diluted shares outstanding   16,015,219   14,029,205   15,970,074   13,904,289 Diluted earnings (loss) per share from continuing operations as reported ($0.24) $0.05 ($0.25) $0.59 Total EPS Effect $0.13 $0.11 $0.29 $0.11 Adjusted Diluted earnings per share from continuing operations as adjusted   ($0.11)   $0.16   $0.04   $0.71

*NON-GAAP RECONCILIATIONS- Adjusted EBITDA NASDAQ : MNTX   Three Months Ended Twelve Months Ended   December 31, 2015 December 31, 2014 December 31, 2015 December 31, 2014 Operating (loss) income ($1,070) $2,184 $8,421 $15,474 Acquisition transaction related, restructuring and related expense and foreign exchange and other adjustments   1,864   2,356   5,272   2,356 Depreciation & Amortization 2,777 1,140 12,082 4,188 Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)     $3,571     $5,680     $25,775     $22,018 Adjusted EBITDA % to sales 3.8% 9.1% 6.7% 8.9%

PRODUCT OVERVIEW Global provider of highly specialized cranes; straight- mast and knucklebooms Materials and container handling equipment Miscellaneous specialized equipment ASV compact track-loaders and skid-steers Equipment distribution segment Construction-residential and non-residential Military Power line construction Railroads Ports Government/agency Energy exploration and field development Launched as a private company in 2003 Publicly traded since 2006 NASDAQ: MNTX Industry consolidator: consistently adding branded product lines through M&A since 2006 Manitex International Inc. NASDAQ : MNTX Niches Served Company Origin

OPERATING COMPANIES Products, End Market, Drivers Boom trucks and cranes Sign cranes Parts Energy exploration Power transmission Industrial projects Infrastructure development Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors Product development Rough terrain cranes Specialized construction equipment Parts Railroad Construction Refineries Municipality Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets Rough terrain forklifts Special mission-oriented vehicles Custom specialized carriers Parts Military Utility Ship building Commercial Steady, profitable growth from both commercial and military application of products Reach stackers Container handling forklifts Parts Global container market International container market and global trade Re-establishing customer relationships and select product categories NASDAQ : MNTX

OPERATING COMPANIES
Products, End Market, Drivers



MANITEX SABRE	▪ Specialized equipment for liquid storage & containment ▪ 8,000-21,000 gallon capacities	▪ Large client base in energy sector ▪ Petrochemical ▪ Waste management ▪ Oil & gas drilling	▪ Reputation for quality & innovation ▪ Serves a market of over $1B annually ▪ At acquisition, TTM (3/31/13) revenues ~ $39.1M, adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
MANITEX VALLA	▪ Precision pick & carry cranes	▪ Automotive ▪ Chemical / petrochemical ▪ Industrial projects ▪ Infrastructure development ▪ Aerospace ▪ Construction	▪ Strong end market demand for specialized, competitively differentiated products ▪ Environmental (electric) or hazardous (spark free) developments ▪ Product development
PM OIL & STEEL AERIAL PLATFORMS	▪ Knuckle boom cranes ▪ Truck-mounted Aerial Platforms	▪ Energy ▪ Construction ▪ Infrastructure ▪ Utilities	▪ Growing acceptance of knucklebooms in North American markets ▪ Oil and gas exploration creating demand ▪ Product development
asv	▪ Compact track loaders ▪ Skid-steer loaders	▪ Construction ▪ Infrastructure	▪ Improving fundamentals in general construction markets, residential and light commercial

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EXPERIENCED MANAGEMENT TEAM David Langevin Chairman & CEO 20+ years principally with Terex Andrew Rooke President & COO 20+ years principally with Rolls Royce, GKN Sinter Metals, Off-Highway & Auto Divisions David Gransee CFO & Treasurer Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed) Robert Litchev President – Manufacturing Operations 10+ years principally with Terex Scott Rolston SVP Strategic Planning 13+ years principally with Manitowoc Steve Kiefer, SVP Sales and Marketing 25+ years principally with Eaton Corp. and Hendrickson International NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) March 2016 David Langevin,CEO 708-237-2060 djlangevin@aol.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com